Short-Term Borrowings	12 Months Ended
Dec. 31, 2020
Short Term Borrowings Disclosure [Abstract]
Short-Term Borrowings

23. SHORT-TERM BORROWINGS

The Company has uncommitted demand facilities of $1.6 billion in place, of which $600 million may be drawn for general purposes, or the full amount can be available to issue letters of credit. As at December 31, 2020, no amount was drawn on these facilities (December 31, 2019 – $nil) and there were outstanding letters of credit aggregating to $441 million (December 31, 2019 – $364 million).

WRB has uncommitted demand facilities of US$300 million (the Company’s proportionate share – US$150 million) available to cover short-term working capital requirements. As at December 31, 2020, US$190 million was drawn on these facilities, of which the Company’s proportionate share was US$95 million (C$121 million) (December 31, 2019 – $nil).